MARSHALL FUNDS, INC.

Supplement dated February 13, 2008 to

Prospectuses dated October 31, 2007

Advisor Class (Class A)

Investor Class (Class Y)

Information in the Prospectuses regarding the strategy of the Marshall Government Income Fund, Marshall Short-Intermediate Bond Fund and Marshall Short-Term Income Fund (the “Funds”) in the section entitled “Risk/Return Summary” for the Funds is modified as follows:

Marshall Government Income Fund

Strategy: The Fund invests at least 80% of its assets in U.S. government securities. The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund normally maintains an average dollar-weighted effective maturity of four to twelve years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Marshall Short-Intermediate Bond Fund

Strategy: The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed and mortgage- backed securities with a minimum rating in the lowest investment grade category (i.e., BBB or Baa) at the time of purchase and U.S. government securities. The Adviser’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Marshall Short-Term Income Fund

Strategy: The Fund invests at least 80% of its assets in short- to intermediate-term fixed income securities. Fund investments include corporate, asset-backed and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., BBB or Baa) at the time of purchase and U.S. government securities. In addition, the Fund may invest in securities issued by other investment companies that in turn invest in bonds and other financial instruments (including securities with credit ratings below investment grade commonly known as high-yield securities). Such investments may involve duplication of advisory fees and certain other expenses. The Adviser changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of six months to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Thank you for your investment in the Marshall Funds. If you have any questions, please contact Marshall Investor Services at 1-800-580-3863 (Advisor Class) or 1-800-236-3863 (Investor Class).

Please keep this Prospectus Supplement with your records.